UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue Northwest, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Security Federal Corporation (the “Company”) and its wholly-owned subsidiary, Security Federal Bank (the “Bank”) announced that, effective June 30, 2020, Jessica T. Cummins will be resigning as Chief Financial Officer of the Company and the Bank, positions she has held since June 2014.  Subsequent to her resignation, Ms. Cummins will continue to serve on the Company’s and Bank’s Boards of Directors.

    (c) In connection with Ms. Cummins’ resignation, on June 30, 2020, the Company announced the promotion of Darrell Rains from Executive Vice President responsible for the mortgage, insurance and trust lines of business to become the Company’s and the Bank’s Chief Financial Officer. Mr. Rains, age 63, is a certified public accountant and served as the Bank’s Executive Vice President since June 2019.  Mr. Rains also was the Chief Financial Officer at Woodside Communities – Woodside Development L.P. from March 2017 through April 2019 and at Southeastern Bank Financial Corporation and successors from October 2005 through March 2017.
A copy of the press release announcing Ms. Cummins resignation and Mr. Rains’ appointment is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Rains and any person pursuant to which he was selected as the Company’s and Bank’s Chief Financial Officer.
There are no family relationships between Mr. Rains and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer, and Mr. Rains is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1 Press Release Issued by the Company dated June 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: June 9, 2020	By:	/s/ J. Chris Verenes
J. Chris Verenes
Chief Executive Officer